Net Loss Per Share	6 Months Ended
Jun. 30, 2024
Earnings Per Share [Abstract]
Net Loss Per Share

11. Net loss per share

Basic and diluted net loss per share attributable to ordinary shareholders was calculated as follows (in thousands, except share and per share amounts):

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Numerator
Net loss	$(16,380)	$(16,846)	$(28,654)	$(34,352)
Net loss attributable to ordinary shareholders—basic and diluted	$(16,380)	$(16,846)	$(28,654)	$(34,352)
Denominator
Weighted-average number of ordinary shares used in net loss per share—basic and diluted	40,355,972	39,899,944	40,318,690	39,816,528
Net loss per share—basic and diluted	$(0.41)	$(0.42)	$(0.71)	$(0.86)

The Company’s potentially dilutive securities, which include warrants to purchase ordinary shares, unvested Employee Shares and Convertible Preferred Shares, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to ordinary shareholders is the same. The Company excluded the following potential ordinary shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to ordinary shareholders as of June 30, 2024 and 2023, respectively because including them would have had an anti-dilutive effect:

	As of June 30,
	2024	2023
Unvested ordinary shares	681,622	981,870
Share options	7,082,683	5,235,852
Total	7,764,305	6,217,722